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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2003

STAR BUFFET, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23099	84-1430786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lawndale Drive, Salt Lake City, Utah		84115
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (801) 463-5500

Item 7. Financial Statements and Exhibits.

Exhibit
99.1	Press Release, dated April 29, 2003, issued by Star Buffet, Inc.

Item 9. Regulation FD Disclosure.

        The information included in this section is intended to be included under "Item 12. Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216.

        On April 29, 2003, Star Buffet, Inc. issued a press release announcing its financial results for the fiscal year ended January 27, 2003. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR BUFFET, INC.
April 29, 2003	By:	/s/ ROBERT E. WHEATON Robert E. Wheaton President, Chief Executive Officer and Chairman

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated April 29, 2003

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  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX